Carillon Reams Core Plus Bond Fund

SUMMARY PROSPECTUS    |    3.1. 2023

Class A SCPDX	Class C SCPEX	Class I SCPZX	Class Y SCPYX	Class R-3 SCPUX	Class R-5 SCPVX	Class R-6 SCPWX

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus, Statement of Additional Information (“SAI”), shareholder reports and other information about the fund online at http://www.carillontower.com/our-funds/fund-literature. You can also get this information at no cost by calling 800.421.4184 or by sending an email to CarillonFundServices@carillontower.com. The fund’s Prospectus and SAI, both dated March 1, 2023 as each may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment objective | The Carillon Reams Core Plus Bond Fund (“Core Plus Bond Fund” or the “fund”) seeks a high level of total return consistent with the preservation of capital.

Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Core Plus Bond Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts, including through specific financial intermediaries, is available from your financial professional, on page 94 of the fund’s Prospectus and on page 56 of the fund’s Statement of Additional Information.

Shareholder fees (fees paid directly from your investment):

	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6

Maximum Sales Charge Imposed on Purchases (as a % of offering price)	3.75%	None	None	None	None	None	None

Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None	None	None	None

Redemption Fee	None	None	None	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6

Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%

Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%	0.50%	0.00%	0.00%

Other Expenses	0.25%	0.27%	0.25%	0.31%	0.28%	0.13%	0.16%

Total Annual Fund Operating Expenses	0.90%	1.67%	0.65%	0.96%	1.18%	0.53%	0.56%

Fee Waiver and/or Expense Reimbursement (b)	(0.10)%	(0.12)%	(0.25)%	(0.16)%	(0.13)%	(0.03)%	(0.16)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.80%	1.55%	0.40%	0.80%	1.05%	0.50%	0.40%

(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.

(b) Carillon Tower Advisers, Inc. (“Carillon”) has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through February 29, 2024 as follows: Class A – 0.80%, Class C – 1.55%, Class I – 0.40%, Class Y – 0.80%, Class R-3 – 1.05%, Class R-5 – 0.50%, and Class R-6 – 0.40%. This expense limitation excludes interest, taxes, brokerage commissions, short sale dividend and interest expenses, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waivers can be changed only with the approval of a majority of the fund’s Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon’s investment advisory fees is subject to recoupment by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then-current expense cap or the expense cap in effect at the time of the fee recoupment.

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Carillon Reams Core Plus Bond Fund

SUMMARY PROSPECTUS    |    3.1. 2023

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement for each share class through February 29, 2024. Your costs would be the same whether you sold your shares or continued to hold them at the end of the period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$454	$642	$845	$1,432
Class C	$258	$515	$896	$1,966
Class I	$41	$183	$337	$787
Class Y	$82	$290	$515	$1,163
Class R-3	$107	$362	$636	$1,420
Class R-5	$51	$167	$293	$662
Class R-6	$41	$163	$297	$686

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 413% of the average value of its portfolio.

Principal investment strategies | Under normal circumstances, the fund invests at least 80% of its net assets in bonds of varying maturities, including mortgage- and asset-backed securities. The bonds in which the fund may invest also include other fixed income instruments such as debt securities, to-be-announced securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The fund invests primarily in investment grade securities, but may also invest up to 25% of its assets in non-investment grade securities, also known as high yield securities or “junk” bonds. However, if an investment held by the fund that is downgraded below investment grade causes the fund to exceed this limit, the fund may either sell or may continue to hold the security. Investment grade securities include securities rated in one of the four highest rating categories by a nationally recognized statistical rating organization, such as BBB- or higher by Standard & Poor’s Financial Services LLC (“S&P®”). In addition, the fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Securities will generally be U.S. dollar denominated although they may be securities of foreign issuers, but the fund may also invest in securities denominated in foreign currencies. Mortgage-backed securities are pools of mortgage loans that are assembled as securities for sale to investors by various governmental, government-related and private organizations. Asset-backed securities are securities that are secured or “backed” by pools of various types of assets, such as automobile loans, consumer loans, credit cards and equipment leases, on which cash payments are due at fixed intervals over set periods of time. The fund may invest in fixed income securities with call features.

The fund may invest in derivative instruments, such as options (including options on futures contracts), futures contracts (including interest rate, bond, U.S. Treasury and fixed income index futures contracts), currency and other forwards, including non-deliverable forwards (“NDFs”), and swap agreements (including credit default swaps) subject to applicable law and any other restrictions described in the fund’s Prospectus or Statement of Additional Information (“SAI”). The fund’s investment in credit default swap agreements may include both single-name credit default swap agreements and credit default swap index products, such as CDX index products. The use of these derivative transactions may allow the fund to obtain net long or short exposures to select currencies, interest rates, countries, durations or credit risks. These derivatives may be used to enhance fund returns, increase liquidity, manage the duration of the fund’s portfolio and/or gain exposure to certain instruments or markets (i.e., the corporate bond market) in a more efficient or less expensive way. The credit default swap agreements that the fund invests in may provide exposure to an index of securities representative of the entire investment grade and high yield fixed income markets, which can include underlying issuers rated as low as CCC by S&P®. Derivative instruments that provide exposure to bonds may be used to satisfy the fund’s 80% investment policy. For the purposes of the fund’s 80% investment policy, the fund’s derivatives investments, other than credit default swaps where the fund is a protection seller, are valued at market value. Credit default swaps where the fund is a protection seller are valued at notional value.

The portfolio management team attempts to maximize total return over a long-term horizon through opportunistic investing in a broad array of eligible securities. The investment process combines top-down interest rate management with bottom-up fixed income security selection, focusing on undervalued issues in the fixed income market. The portfolio management team first establishes the portfolio’s duration, or interest rate sensitivity. The portfolio management team determines whether the fixed income market is under- or over-priced by comparing current real interest rates (the nominal rates on U.S. Treasury securities less the investment adviser’s estimate of inflation) to historical real interest rates. If the current real interest rate is higher than historical norms, the market is considered undervalued and the portfolio management team will manage the portfolio with a duration greater than the benchmark. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. If the current real interest rate is less than historical norms, the market is considered overvalued and the

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Carillon Reams Core Plus Bond Fund

SUMMARY PROSPECTUS    |    3.1. 2023

portfolio management team will run a defensive portfolio by managing the portfolio with a duration less than the benchmark. The portfolio management team normally structures the fund so that the overall portfolio has a duration of less than eight years based on market conditions. For purposes of calculating the fund’s portfolio duration, the fund includes the effect of the derivative instruments held by the fund.

The portfolio management team then considers sector exposures. Sector exposure decisions are made on both a top-down and bottom-up basis. A bottom-up issue selection process is the major determinant of sector exposure, as the availability of attractive securities in each sector determines their underweighting or overweighting in the fund subject to sector exposure constraints. However, for the more generic holdings in the fund, such as agency notes and pass-through mortgage backed securities, top-down considerations will drive the sector allocation process on the basis of overall measurements of sector value such as yield spreads or price levels.

Once the portfolio management team has determined an overall market strategy, the portfolio management team selects the most attractive fixed income securities for the fund. The portfolio managers screen hundreds of securities to determine how each will perform in various interest rate environments. The portfolio managers construct these scenarios by considering the outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis. The portfolio managers compare these investment opportunities and assemble the fund’s portfolio from the best available values. The portfolio management team constantly monitors the expected returns of the securities in the fund versus those available in the market and of other securities the investment adviser is considering for purchase. The portfolio management team’s strategy is to replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued. As a result of this strategy, the fund’s portfolio turnover rate will vary from year to year depending on market conditions and the fund may engage in frequent and active trading.

The fund may lend its securities to broker-dealers and other financial institutions to earn additional income.

Principal risks | The greatest risk of investing in the fund is that you could lose money. The values of most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the fund’s portfolio generally will decline when interest rates rise and increase when interest rates fall. As a result, the fund’s net asset value (“NAV”) may also increase and decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the fund are subject to the following primary risks. The most significant risks of investing in the fund as of the date of this Prospectus are listed first below, followed by the remaining risks in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears. . Different risks may be more significant at different times depending on market conditions or other factors.

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Market risk is the risk that markets may at times be volatile, and the values of the fund’s holdings may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. These conditions may include real or perceived adverse political, regulatory, market, economic or other developments, such as natural disasters, public health crises, pandemics, changes in federal, state or foreign government policies, regional or global economic instability (including war, terrorism, territorial disputes and geopolitical risks), changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, and interest, inflation and currency rate fluctuations. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent market events risk includes risks arising from current and recent circumstances impacting markets. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the fund may be increased.

Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. It is difficult to accurately predict the pace at which interest rates may continue to increase, or the timing, frequency or magnitude of any such increases. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown in the US and abroad. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility or reduce liquidity across various markets. Additionally, high public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty.

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Carillon Reams Core Plus Bond Fund

SUMMARY PROSPECTUS    |    3.1. 2023

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth; risks associated with a trade agreement between the United Kingdom and the European Union; the risks associated with ongoing trade negotiations with China; the possibility of changes to some international trade agreements; tensions, war, or open conflict between nations, such as between Russia and Ukraine or in eastern Asia; political or economic dysfunction within some nations, including major producers of oil; and dramatic changes in commodity and currency prices could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen as of the date of this Prospectus. Russia’s military invasion of Ukraine beginning in February 2022, the responses and sanctions by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on the performance and liquidity of global markets, and could negatively affect the value of the fund’s investment. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the fund and its investments or operations could be negatively impacted. The recent strength of the U.S. dollar could decrease foreign demand for U.S. assets, which may negatively impact certain issuers and/or industries.

The impact of the COVID-19 pandemic has negatively affected and could continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen as of the date of this Prospectus. Epidemics and/or pandemics, such as the coronavirus, have and may further result in, among other things, closing borders, extended quarantines and stay-at-home orders, order cancellations, disruptions to supply chains and customer activity, widespread business closures and layoffs, as well as general concern and uncertainty.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change;

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Interest rate risk is the risk that the value of investments, such as fixed-income securities, will move in the opposite direction to movements in interest rates. Generally the value of investments with interest rate risk will fall when interest rates rise. Factors including central bank monetary policy, rising inflation rates, and changes in general economic conditions may cause interest rates to rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to a fund. The effect of increasing interest rates is more pronounced for any intermediate- or longer-term fixed income obligations owned by the fund. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in an 8% decrease in the value of the bond. Very low or negative interest rates may magnify interest rate risk. During periods of very low or negative interest rates, the fund may be unable to maintain positive returns or pay dividends to fund shareholders. Conversely, interest rates may rise, perhaps significantly and/ or rapidly, potentially resulting in substantial losses to the fund;

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Credit risk arises if an issuer or a counterparty, in the case of a derivatives contract, is unable or unwilling, or is perceived as unable or unwilling, to meet its financial obligations or goes bankrupt;

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Callable securities risk arises from the fact that the fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the fund would lose the income that would have been earned to maturity on that security, and the proceeds received by the fund may be invested in securities paying lower coupon rates and may not benefit from any increase in value that might otherwise result from declining interest rates;

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Counterparty risk is the risk that a party or participant to a transaction, such as a broker or a derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the fund;

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Credit ratings risk is the risk associated with the fact that ratings by nationally recognized rating agencies generally represent the agencies’ opinion of the credit quality of an issuer and may prove to be inaccurate;

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Currency risk is the risk related to the fund’s exposure to foreign currencies through its investments. Foreign currencies may fluctuate significantly over short periods of time, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments or central banks, and may be affected by currency controls or political developments in the U.S. or abroad. Foreign currencies may also decline in value relative to the U.S. dollar and other currencies and thereby affect the fund’s investments;

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Derivatives, such as swap agreements (including credit default swaps and credit default swap index products), options (including options on futures contracts), futures (including interest rate futures, bond futures, U.S. Treasury futures and fixed income index futures) or currency and other forwards, including NDFs, may involve greater risks than if the fund had invested in the reference obligation directly. Derivatives are subject to general market risks, liquidity risks, interest rate risks, and credit risks. Derivatives also present counterparty risk (i.e., the risk that the other party to the transaction will fail to perform). Derivatives involve an increased risk of mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument, in which case the fund may not realize the intended benefits. When used for hedging, changes in the value of the derivative may also not correlate perfectly with the underlying asset, rate or index. Derivatives can cause the fund to participate in losses (as well as gains) in an amount that significantly exceeds the fund’s initial investment. The derivatives market may be subject to additional regulations in the future.

Swap Agreements. Swaps can involve greater risks than a direct investment in an underlying asset because swaps typically include a certain amount of embedded leverage. If swaps are used as a hedging strategy, the fund is subject to the risk that the hedging strategy may not eliminate the risk that it is intended to offset, due to, among other reasons, the occurrence of unexpected price movements or the non-occurrence of

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Carillon Reams Core Plus Bond Fund

SUMMARY PROSPECTUS    |    3.1. 2023

expected price movements. Swaps also may be difficult to value. Swaps may be subject to counterparty risk, credit risk and liquidity risk, especially when traded over-the counter. In addition to these risks, credit default swaps are subject to the risks associated with the purchase and sale of credit protection;

Futures and Forward Contracts. Futures and forward contracts, including NDFs, are subject to counterparty risk, credit risk and liquidity risk. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There are no limitations on daily price movements of forward contracts. There can be no assurance that any strategy used will succeed. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose the fund to greater losses in the event of a default by a counterparty. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Forward currency transactions include the risks associated with fluctuations in currency. Interest rate, bond and Treasury futures contracts expose the fund to price fluctuations resulting from changes in interest rates. The fund could suffer a loss if interest rates rise after the fund has purchased an interest rate futures contract or fall after the fund has sold an interest rate futures contract. Similarly, bond and Treasury futures contracts expose the fund to potential losses if interest rates do not move as expected. Fixed income index futures contracts expose the fund to volatility in an underlying securities index;

Options. In order for a call option to be profitable, the market price of the underlying security or index must rise sufficiently above the call option exercise price to cover the premium and transaction costs. These costs will reduce any profit that might otherwise have been realized had the fund bought the underlying security instead of the call option. For a put option to be profitable, the market price of the underlying security or index must decline sufficiently below the put option’s exercise price to cover the premium and transaction costs. These costs will reduce any profit the fund might otherwise have realized from having shorted the declining underlying security by the premium paid for the put option and by transaction costs. If an option that the fund has purchased expires unexercised, the fund will experience a loss in the amount of the premium it paid. If the fund sells a put option, there is a risk that the fund may be required to buy the underlying asset at a disadvantageous price. If the fund sells a call option, there is a risk that the fund may be required to sell the underlying asset at a disadvantageous price. If the fund sells a call option on an underlying asset that the fund owns and the underlying asset has increased in value when the call option is exercised, the fund will be required to sell the underlying asset at the call price and will not be able to realize any of the underlying asset’s value above the call price. There can be no guarantee that the use of options will increase the fund’s return or income. The premium received from writing options may not be sufficient to offset any losses sustained from exercised options. In addition, there may be an imperfect correlation between the movement in prices of options and the securities underlying them, and there may at times not be a liquid secondary market for options;

Options on futures contracts. In addition to the risks associated with options generally, there is a risk of imperfect correlations between the movement in prices of the option and the futures contract, as well as the futures contract and the underlying security, which could in turn impact the price of the option;

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Foreign securities risks, which are potential risks not associated with U.S. investments, include, but are not limited to: (1) currency exchange rate fluctuations; (2) political and financial instability; (3) less liquidity; (4) lack of uniform accounting, auditing and financial reporting standards; (5) increased volatility; (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (7) significant limitations on investor rights and recourse; (8) use of unfamiliar corporate organizational structures; (9) unavailable or unreliable public information regarding issuers; and (10) delays in transaction settlement in some foreign markets. The unavailability and/or unreliability of public information available may impede the fund’s ability to accurately evaluate foreign securities. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non-U.S. companies and non-U.S. persons in foreign jurisdictions. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight;

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Hedging risk is the risk that, if the fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce the fund’s return, or create a loss. In addition, hedges, even when successful in mitigating risk, may not prevent the fund from experiencing losses on its investments. Hedging instruments may also reduce or eliminate gains that may otherwise have been available had the fund not used the hedging instruments;

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High-yield security risk results from investments in below investment grade bonds, which have a greater risk of loss, are susceptible to rising interest rates and have greater volatility, especially when the economy is weak or expected to become weak. Investments in high-yield securities (commonly referred to as “junk bonds”) are inherently speculative and carry a greater risk that the issuer will default on the timely payment of principal and interest;

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Income risk is the risk that the fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the fund may be required to invest its assets in lower-yielding securities;

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Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services;

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Leverage risk is the risk that the use of financial instruments to increase potential returns, including the use of when-issued, delayed delivery or forward commitment transactions, and derivatives used for investment (non-hedging) purposes, may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested;

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LIBOR risk is the risk associated with the fact that certain of the instruments identified in the fund’s principal investment strategies have variable or floating coupon rates that are based on ICE LIBOR (“LIBOR”), the Secured Overnight Financing Rate (“SOFR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings within certain financial markets. Most maturities and currencies of LIBOR were phased out at the end of 2021, with the remaining

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Carillon Reams Core Plus Bond Fund

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ones to be phased out on June 30, 2023. These events and any additional regulatory or market changes may have an adverse impact on the fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR. There remains uncertainty about the nature of any replacement rate and the impact of the transition from LIBOR on the fund and the financial markets generally. SOFR has been selected by a committee established by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York to replace LIBOR as a Reference Rate in the United States. Other countries have undertaken similar initiatives to identify replacement Reference Rates for LIBOR in their respective markets. However, there are obstacles to converting certain existing investments and transactions to a new Reference Rate, as well as risks associated with using a new Reference Rate with respect to new investments and transactions. The transition process, or the failure of an industry to transition, could lead to increased volatility and illiquidity in markets for instruments that currently rely on LIBOR to determine interest rates and a reduction in the values of some LIBOR-based investments, all of which could impact the fund. At this time, it is not possible to completely identify or predict the effect of any transition, establishment of alternative Reference Rates or other reforms to Reference Rates that may be enacted in the UK or elsewhere. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the fund’s performance and/or NAV;
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Liquidity risk is the possibility that, during times of widespread market turbulence, trading activity in certain securities may be significantly hampered. The fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund. The fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the fund. Market prices for such securities may be volatile;

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Maturity risk is the risk associated with the fact that the fund will invest in fixed income securities of varying maturities. Generally, the longer a fixed income security’s maturity, the greater the interest rate risk. Conversely, the shorter a fixed income security’s maturity, the lower the risk;

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Mortgage- and asset-backed security risk arises from the potential for mortgage failure, particularly during periods of market downturn, premature repayment of principal, or a delay in the repayment of principal, and can increase in an unstable or depressed housing market. In a to-be-announced (“TBA”) mortgage-backed transaction, the fund and the seller agree upon the issuer, interest rate and terms of the underlying mortgages. However, the seller does not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the fund;

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Portfolio turnover risk is the risk that performance may be adversely affected by the high rate of portfolio turnover that can be caused by the fund engaging in active and frequent trading , which generally leads to greater transaction costs;

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Prepayment risk is the risk that the principal amount of a bond may be repaid prior to the bond’s maturity date. Due to a decline in interest rates or excess cash flow into the issuer, a debt security may be called or otherwise converted, prepaid or redeemed before maturity. If this occurs, no additional interest will be paid on the investment. The fund may have to reinvest the proceeds in another investment at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, increase the risk of default and delayed payment, heighten interest rate risk and increase the potential for a decline in its price. In addition, as a consequence of a decrease in prepayments, the amount of principal available to the fund for investment would be reduced;

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Redemption risk is the risk that, due to a rise in interest rates or other changing government policies that may cause investors to move out of fixed income securities on a large scale, the fund may experience periods of heavy redemptions that could cause the fund to sell assets at inopportune times or at a loss or depressed value;

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Securities lending risk is the risk that, if the fund lends its portfolio securities and receives collateral in the form of cash that is reinvested in securities, those securities may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the fund’s ability to vote proxies or to settle transactions and there may be a loss of rights in the collateral should the borrower fail financially;

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U.S. Government securities and government-sponsored enterprises risk arises because a security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by an underlying fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (‘‘Fannie Mae’’), the Federal Home Loan Mortgage Corporation (‘‘Freddie Mac’’), Federal Home Loan Banks, Federal Farm Credit Banks, and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. U.S. Government securities and securities of government sponsored enterprises are also subject to credit risk, interest rate risk and market risk;

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U.S. Treasury obligations risk is the risk that the value of U.S. Treasury obligations may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of the fund’s investments in obligations issued by the U.S. Treasury to decline. Certain political events in the U.S., such as a prolonged government shutdown or potential default on the national debt, may also cause investors to lose confidence in the U.S. Government and may cause the value of U.S. Treasury obligations to decline; and

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Valuation risk arises because the securities held by the fund may be priced by an independent pricing service and may also be priced using dealer quotes or fair valuation methodologies in accordance with valuation procedures adopted by the fund’s Board. The prices provided by the independent pricing service or dealers or the fair valuations may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold.

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Carillon Reams Core Plus Bond Fund

SUMMARY PROSPECTUS    |    3.1. 2023

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class I share performance from one year to another. The Class I and Class Y shares of the fund have adopted the performance history and financial statements of the Institutional Class and Class Y shares, respectively, of the fund’s predecessor. Each of the fund’s share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

During 10 year period (Class I shares):

	Return	Quarter Ended

Best Quarter	8.79%	June 30, 2020

Worst Quarter	(6.07)%	June 30, 2022

Average annual total returns (for the periods ended December 31, 2022):

Fund return (after deduction of sales charges and expenses)

Share Class	Inception Date	1-yr	5-yr	10-yr	Lifetime (if less than 10 yrs)

Class I – Before Taxes	11/25/96	(11.80)%	1.92%	1.87%

After Taxes on Distributions		(12.88)%	0.56%	0.68%

After Taxes on Distributions and Sale of Fund Shares		(6.99)%	0.93%	0.93%

Class A – Before Taxes	11/20/17	(15.44)%	0.72%		0.77%

Class C – Before Taxes	11/20/17	(12.84)%	0.76%		0.78%

Class Y – Before Taxes	11/12/09	(12.18)%	1.51%	1.46%

Class R-3 – Before Taxes	11/20/17	(12.39)%	1.26%		1.29%

Class R-5 – Before Taxes	11/20/17	(11.94)%	1.82%		1.84%

Class R-6 – Before Taxes	11/20/17	(11.81)%	1.93%		1.95%

rjinvestmentmanagement.com | 7

Carillon Reams Core Plus Bond Fund

SUMMARY PROSPECTUS    |    3.1. 2023

Index (reflects no deduction for fees, expenses or taxes)

	1-yr	5-yr	10-yr	Lifetime (From Inception Date of Class A, Class C, Class R-3, Class R-5 and Class R-6 Shares)

Bloomberg U.S. Aggregate Bond Index	(13.01)%	0.02%	1.06%	0.10%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). After-tax returns are shown for Class I only and after-tax returns for Class A, Class C, Class Y, Class R-3, Class R-5 and Class R-6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Investment Adviser | Carillon Tower Advisers, Inc. is the fund’s investment adviser.

Subadviser | Scout Investments, Inc., through its Reams Asset Management division, serves as the subadviser to the fund.

Portfolio Managers | Mark M. Egan, CFA®, has served as the Lead Portfolio Manager of the fund and Todd C. Thompson, CFA® and Clark W. Holland, CFA®, have served as Portfolio Co-Managers of the fund since the fund’s inception in 2017. Jason J. Hoyer, CFA®, has served as Portfolio Co-Manager of the fund since April 2018. Tilak “Dimitri” Silva, CFA®, has served as Portfolio Co-Manager of the fund since March 2021. Neil Aggarwal has served as Portfolio Co-Manager of the fund since March 2023. Messrs. Egan, Thompson, Holland, Hoyer, Silva and Aggarwal are jointly and primarily responsible for the day-to-day management of the fund. Mr. Egan served as the Lead Portfolio Manager of the fund’s predecessor from its inception in 1996 to 2017. Messrs. Thompson and Holland served as Portfolio Co-Managers of the fund’s predecessor from 2000 and 2014, respectively, to 2017.

Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, I and Y shares of the fund on any business day through your financial intermediary, by mail at Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. In Class Y shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $100 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $10,000, while fee-based plan sponsors set their own minimum requirements. Class R-3, Class R-5 and Class R-6 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3, Class R-5 and Class R-6 shares is set by the plan administrator.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.

Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8 | rjinvestmentmanagement.com